UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 1, 2021
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ALTERYX, INC.
(Exact Name of the Registrant as Specified in its Charter)
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Delaware	001-38034	90-0673106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3345 Michelson Drive,	Suite 400,	Irvine,	California	92612
(Address of Principal Executive Offices)				(Zip Code)
(888) 836-4274
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	AYX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 1, 2021, Kimberly Alexy and John Bellizzi, each a Class II director of the Board of Directors (the “Board”) of Alteryx, Inc. (the “Company”), each resigned as a member of the Board and all committees thereof, effective November 10, 2021. Ms. Alexy’s and Mr. Bellizzi’s decisions to resign were each based on personal reasons and were not due to a disagreement with the Company on any matter relating to its operations, policies, or practices. In connection with their respective resignations, the Board accelerated 2,397 outstanding restricted stock units held by each of Mr. Bellizzi and Ms. Alexy.
Also on November 1, 2021, following recommendation from the Nominating and Corporate Governance Committee of the Board, the Board appointed each of Daniel J. Warmenhoven and CeCe Morken to serve as a director of the Company, effective November 10, 2021. Each of Mr. Warmenhoven and Ms. Morken will serve as a Class II director whose term will expire at the Company’s 2022 annual meeting of stockholders. Following recommendation from the Nominating and Corporate Governance Committee of the Board, Mr. Warmenhoven was also appointed as a member of the Compensation Committee and the Nominating and Corporate Governance Committee, effective November 10, 2021. Following recommendation from the Nominating and Corporate Governance Committee of the Board, Ms. Morken was appointed as a member of the Audit Committee, effective November 10, 2021.
There is no arrangement or understanding between either of Mr. Warmenhoven or Ms. Morken and any other persons pursuant to which he or she was selected as a director. Neither Mr. Warmenhoven nor Ms. Morken has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Each of Mr. Warmenhoven’s and Ms. Morken’s compensation will be as provided under the Company’s amended non-employee director compensation policy as described in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders as filed with the Securities and Exchange Commission on March 31, 2021.
Each of Mr. Warmenhoven and Ms. Morken will enter into the Company’s standard form of indemnity agreement, which is attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the SEC on February 24, 2017 (File No. 333-216237).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERYX, INC.

Date: November 3, 2021	By:	/s/ Christopher M. Lal
Christopher M. Lal
Chief Legal Officer and Corporate Secretary